UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Select Utility Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT UTILITY FUND, INC.

August 9, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2006. The net asset value at that date was $24.63 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $20.67. The total return, including income, for Cohen & Steers Select Utility Fund and the comparative benchmarks were:

Six Months Ended June 30, 2006
Cohen & Steers Select Utility Fund at Market Value[a]	5.59%
Cohen & Steers Select Utility Fund at Net Asset Value[a]	5.87%
S&P 1500 Utilities Index[b]	5.19%
S&P 500 Index[b]	2.71%
Blend—80% S&P 1500 Utilities Index, 20% Merrill Lynch Fixed Rate Preferred Index[b]	4.08%

Three monthly dividends of $0.1025 per common share were declared and will be paid to common shareholders on July 31, 2006, August 31, 2006 and September 29, 2006.c

Investment Review

Utility shares performed well during the first half of 2006, with a total return of 5.2% by the S&P 1500 Utilities Index compared with 2.7% for the S&P 500. The group benefited from a strong earnings growth outlook, a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 81 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS SELECT UTILITY FUND, INC.

corporate restructuring activity and perhaps from its perceived traditional safe haven status amidst continued equity market volatility and a slowing economy. This solid performance came in the face of utility investors' concerns over rising interest rates, political opposition to rising utility bills and volatility in commodity prices.

Several utilities have announced new initiatives this year that we believe will support longer-term earnings growth. We believe this highlights the attractive fundamental environment for U.S. utilities and reflects the need to invest significant capital in our aging power and natural gas infrastructure. For example, shares of TXU Corp. reacted favorably to their April 10 announcement of a $10 billion investment plan to build 11 new coal-fired power plants in Texas that could add more than $1 billion of incremental earnings by 2010. TXU shares rose 20.9% during the first half of 2006, which compares with 5.2% for the utility index over the same period.

In our view, utility shareholders stand to benefit from several value-creating restructurings announced during the first half of 2006. Duke Energy, the fund's largest holding, announced plans to separate their sizable electric power utilities from their natural gas pipeline and midstream business to unlock the higher standalone valuation afforded pure-play natural gas infrastructure companies. While we believe there is further upside, the shares delivered an attractive 9.4% return during the first half of the year.

In another move, management of Kinder Morgan Inc. announced a management buyout at a 20% premium to the prevailing stock price. Importantly, both Kinder Morgan and Duke Energy see significant further organic growth opportunities through new natural gas pipeline and power infrastructure investments.

The fund slightly outperformed the S&P 1500 Utilities Index during the first half of 2006. The biggest contributor to performance relative to the index during the period was the German utility E.ON AG. E.ON benefited from attractive wholesale power pricing in continental Europe and has produced substantial earnings and dividend growth.

The fund's biggest detractor from performance was the lack of ownership of AES, a global power producer that was up 16.6%, reflecting strong first-quarter earnings and a broadly positive emerging-markets environment.

Utilities demonstrated their safe haven characteristics as overall market conditions deteriorated in the beginning of May. They turned in a solid relative performance amid market concerns that a more hawkish Fed policy could lead to greater interest rate increases that could stifle economic growth and hurt corporate earnings.

The fund's performance through June 30 relative to the index was influenced by its allocation to preferred stocks. The fund's preferred and fixed income positions (20.4% of total fund assets at quarter-end), which are used with the objective of enhancing income, detracted from performance due to the better overall performance of utility stocks. Preferred shares were up only 2.4% compared with utilities, which were up 5.2%. The fund's leveraged capital structure also contributed to its outperformance versus its unleveraged benchmark.

COHEN & STEERS SELECT UTILITY FUND, INC.

Investment Outlook

Utility fundamentals remain positive, in our view, and we forecast attractive earnings growth principally from two main areas.

•  First, companies with below-market contracts that roll off over the coming years will produce earnings growth as they sell their production in higher-priced commodity markets.

•  Second, many utilities have investment opportunities throughout the power and natural gas infrastructure, in areas such as power generation, transmission and natural gas storage and transmission. The scale of these investments is significant. The Department of Energy estimates that up to $100 billion is needed to modernize our aging power transmission grid, to name one example. Overall, constructive regulation allows utilities to earn an attractive return on equity (ROE)—typically around 11.0%, but sometimes as high as 13.9%.

We believe attractive earnings growth should result from these wide-ranging investment opportunities and the ability to re-contract forward production in higher-priced energy markets. We expect that annual earnings growth over the next three years will be two- to three-times the long-term average of 3%. Further, we believe the price that investors must pay for this growth is very reasonable. Utility stocks trade at around 14 times 2007 earnings, which is just above the long-term average. In our opinion, a premium to the historical sector P/E multiple is warranted, considering the much-improved growth outlook.

We were also pleased to see the extension through 2010 of the maximum 15% federal tax rate on qualified dividends, and believe the benefit of the lower tax rate has not been fully reflected in utility stocks.

Despite what we believe to be an attractive investment cycle for utilities, there are areas that warrant scrutiny.

Near-term power and natural gas prices have declined substantially since the beginning of the year as a result of high natural gas storage levels and lower demand—driven largely by demand destruction from higher prices and by mild winter weather. However, longer-term forward power and natural gas prices have been much more resilient. It is important to note that most utilities have hedged much of their anticipated power sales for 2006, but have the ability to re-price below market hedges in the outer years, which, in our view, provides for meaningful earnings growth potential.

Rising interest rates continue to be seen as a risk, although we believe there is a misperception in terms of the utility sector's longer-term interest rate sensitivity. For the 10-year period ending March 31, 2006, the correlation of total returns for the 10-year U.S. Treasury bond and utilities was a mere 0.06. Nonetheless, we expect that an end to the tightening cycle and a slowdown in GDP growth should ease interest rate concerns.

Another challenge for utilities: the political impact of higher customer bills. After several years of constructive regulation, politicians in some states, such as Illinois and Maryland, have opposed anticipated rate increases. While rates are heading higher in the near term as a result of rising energy costs, we expect that a substantial portion of rate increases through the end of the decade will be the result of incremental capital expenditures for essential infrastructure investment. We expect these issues to be resolved with some form of phase-in of higher rates over time to ease the burden on consumers.

COHEN & STEERS SELECT UTILITY FUND, INC.

Our investment strategy is to focus on what we believe are attractively valued power and natural gas utilities with improving earnings and dividend growth potential. This includes utilities that, in our view, benefit from attractive fundamentals in the wholesale power market and regulated rate-base growth opportunities from increased infrastructure investments.

Long-term macro trends should also favor utility stocks. As baby boomers continue to head toward retirement in record numbers, we believe investors seeking income will be attracted to utilities' potential for relatively high and growing dividends. Furthermore, we expect to see continued consolidation of what is a highly fragmented industry. All of these factors, in our view, should lead to attractive stock price performance in the utility sector.

In closing, we believe that the fundamental outlook for the utility sector is strong and that the sector stands to benefit from a growing demand for more conservative income-producing equity investments.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS SELECT UTILITY FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2006, AMPS represented 35% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 51% of our borrowings at an average interest rate of 4.1% for an average remaining period of 2.8 years (when we first entered into the swaps, the average term was 4.6 years). By locking in a large portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	35%
% Fixed Rate	51%
% Variable Rate	49%
Weighted Average Rate on Swaps	4.1%
Weighted Average Term on Swaps	2.8 years
Current Rate on AMPS	5.2%

a  Data as of June 30, 2006. Information subject to change.

COHEN & STEERS SELECT UTILITY FUND, INC.

June 30, 2006

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
1. Duke Energy Corp.	$128,468,139	7.9%
2. Exelon Corp.	81,577,419	5.0
3. Ameren Corp.	78,648,700	4.8
4. TXU Corp.	68,901,996	4.2
5. Southern Co.	65,782,625	4.0
6. PG&E Corp.	59,666,320	3.7
7. Consolidated Edison	50,759,368	3.1
8. Equitable Resources	49,566,600	3.0
9. Entergy Corp.	49,266,762	3.0
10. FPL Group	48,290,460	3.0

a  Top ten holdings determined on the basis of the value of the indivudual securities held.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

		Number of Shares	Value
COMMON STOCK	123.5%
ENERGY	3.6%
OIL & GAS REFINING & MARKETING	1.5%
Duke Energy Income Fund (Note 2)		783,850	$8,250,683
Duke Energy Income Fund, 144Aa (Note 2)		202,000	2,126,221
Williams Partners LP		192,500	6,056,050
			16,432,954
OIL & GAS STORAGE & TRANSPORTATION	2.1%
DCP Midstream Partners LP		222,000	6,260,400
Kinder Morgan		92,000	9,189,880
Magellan Midstream Holdings LP		145,000	3,023,250
Teekay LNG Partners LP		110,400	3,356,160
			21,829,690
TOTAL ENERGY			38,262,644
TELECOMMUNICATIONS SERVICES	3.6%
INTEGRATED TELECOMMUNICATIONS SERVICES
Citizens Communications Co.		2,030,000	26,491,500
Fairpoint Communications		855,000	12,312,000
			38,803,500
UTILITIES	116.3%
ELECTRIC UTILITIES	51.9%
Cleco Corp.		246,700	5,735,775
DPL		209,700	5,619,960
E.ON AG (ADR)		1,164,916	44,674,529
Edison International		1,224,000	47,736,000
Entergy Corp.		696,350	49,266,762
Exelon Corp.		1,435,464	81,577,419
FirstEnergy Corp.		699,800	37,936,158
FPL Group		1,167,000	48,290,460
Hawaiian Electric Industries		466,700	13,025,597
ITC Holdings Corp.		246,900	6,562,602
Northeast Utilities		417,800	8,635,926
Pepco Holdings		1,409,200	33,228,936
Pinnacle West Capital Corp.		792,600	31,632,666
PPL Corp.		974,000	31,460,200

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
Progress Energy		605,750	$25,968,503
Scottish and Southern Energy PLC		396,930	8,448,380
Scottish Power PLC (ADR)		185,673	8,009,933
Southern Co.		2,052,500	65,782,625
			553,592,431
GAS UTILITIES	6.2%
AGL Resources		283,200	10,795,584
Atmos Energy Corp.		210,500	5,875,055
Equitable Resources		1,479,600	49,566,600
			66,237,239
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	18.5%
Duke Energy Corp.		4,374,128	128,468,139
TXU Corp.		1,152,400	68,901,996
			197,370,135
MULTI UTILITIES	39.7%
Ameren Corp.		1,557,400	78,648,700
Consolidated Edison		1,142,200	50,759,368
Dominion Resources		414,600	31,007,934
DTE Energy Co.		963,500	39,252,990
Energy East Corp.		149,700	3,582,321
KeySpan Corp.		444,200	17,945,680
NiSource		159,000	3,472,560
NSTAR		346,339	9,905,295
PG&E Corp.		1,519,000	59,666,320
Public Service Enterprise Group		722,400	47,765,088
RWE AG		81,479	6,779,235
SCANA Corp.		43,300	1,670,514
Sempra Energy		200,000	9,096,000
United Utilities PLC		840,651	9,972,329
Vectren Corp.		413,867	11,277,876
Xcel Energy		2,252,500	43,202,950
			424,005,160
TOTAL UTILITIES			1,241,204,965
TOTAL COMMON STOCK (Identified cost—$1,076,400,921)			1,318,271,109

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	7.1%
DIVERSIFIED FINANCIAL SERVICES	1.4%
Old Mutual Capital Funding, 8.00%, (Eurobond)		14,850,000	$15,265,176
ELECTRIC UTILITIES	1.5%
DPL Capital Trust II, 8.125%		3,000,000	3,345,000
Duquesne Light Co., 6.50%, Series H		194,900	9,803,470
Entergy Louisiana LLC, 6.95%, 144Aa		30,000	2,973,750
			16,122,220
FOOD	1.1%
Dairy Farmers of America, 7.875%, 144Aa,b		70,000	6,798,491
Gruma S.A., 7.75%, 144Aa		5,000,000	4,881,250
			11,679,741
INSURANCE—MULTI-LINE	1.4%
AFC Capital Trust I, 8.207%, Series B		8,000,000	8,045,464
Liberty Mutual Insurance, 7.697%, 144Aa		7,000,000	6,646,549
			14,692,013
INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
Embarq Corp., 7.995%		3,000,000	3,023,886
MEDICAL—HOSPITALS	0.6%
Columbia/HCA, 7.50%		7,545,000	6,290,387
OIL—EXPLORATION AND PRODUCTION	0.5%
Pemex Project Funding Master Trust, 7.75%		6,000,000	5,880,300
RETAIL	0.3%
JC Penney Co., 7.625%		3,000,000	2,987,799
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$78,116,845)			75,941,522
PREFERRED SECURITIES—$25 PAR VALUE	16.7%
BANK	1.2%
Chevy Chase Bank, 8.00%, Series C		92,500	2,460,500
First Republic Bank, 6.70%, Series A		118,700	2,979,370

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
HSBC USA, 6.50%, Series H		100,000	$2,510,000
Sovereign Bancorp, 7.30%, Series C		200,000	5,220,000
			13,169,870
BANK—FOREIGN	0.1%
Northern Rock PLC, 8.00%, Series A		45,000	1,129,995
FINANCE	0.2%
Goldman Sachs Group, 5.878%, Series D (FRN)		80,000	2,028,000
Janus Capital Group, 7.875% (PINES)		10,000	254,600
			2,282,600
INSURANCE	0.3%
Arch Capital Group Ltd., 8.00%		60,000	1,526,400
EverestRe Capital Trust, 7.85%		65,000	1,647,750
			3,174,150
MEDIA	0.1%
Liberty Media Corp., 8.75%, (CBTCS)		22,100	553,163
Liberty Media Corp., 8.75%, (PPLUS)		20,700	520,398
			1,073,561
REAL ESTATE	13.6%
DIVERSIFIED	2.5%
Colonial Properties Trust, 7.62%, Series E		49,500	1,259,775
Digital Realty Trust, 8.50%, Series A		56,000	1,416,240
Forest City Enterprises, 7.375%, Class A		80,800	2,015,960
iStar Financial, 7.875%, Series E		320,700	8,001,465
iStar Financial, 7.80%, Series F		132,000	3,265,020
iStar Financial, 7.65%, Series G		125,000	3,076,250
iStar Financial, 7.50%, Series I		113,940	2,785,833
LBA Realty Fund LP, 7.625%, Series B		158,000	3,120,500
Lexington Corporate Properties Trust, 8.05%, Series B		75,000	1,919,625
			26,860,668

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
HEALTH CARE	2.0%
Health Care REIT, 7.875%, Series D		72,550	$1,834,790
Health Care REIT, 7.625%, Series F		218,800	5,498,444
LTC Properties, 8.00%, Series F		547,713	13,659,962
			20,993,196
HOTEL	1.3%
Ashford Hospitality Trust, 8.55%, Series A		156,500	3,937,540
Equity Inns, 8.75%, Series B		75,900	1,920,270
Host Hotels & Resorts, 8.875%, Series E		100,000	2,700,000
Innkeepers USA Trust, 8.00%, Series C		189,500	4,680,650
			13,238,460
MORTGAGE	0.2%
Newcastle Investment Corp., 8.05%, Series C		80,000	1,967,200
OFFICE	4.0%
Alexandria Real Estate Equities, 8.375%, Series C		514,000	13,446,240
Brandywine Realty Trust, 7.50%, Series C		75,819	1,865,905
Corporate Office Properties Trust, 8.00%, Series G		38,486	972,156
Highwoods Properties, 8.00%, Series B		14,176	355,818
Maguire Properties, 7.625%, Series A		455,626	11,253,962
SL Green Realty Corp., 7.625%, Series C		247,000	6,051,500
SL Green Realty Corp., 7.875%, Series D		347,333	8,787,525
			42,733,106
OFFICE/INDUSTRIAL	0.9%
PS Business Parks, 7.00%, Series H		75,700	1,831,940
PS Business Parks, 6.875%, Series I		54,950	1,274,840
PS Business Parks, 7.95%, Series K		252,000	6,501,600
			9,608,380
RESIDENTIAL—APARTMENT	0.7%
Apartment Investment & Management Co., 7.75%, Series U		30,000	738,000
Apartment Investment & Management Co., 8.00%, Series V		87,000	2,170,650
Apartment Investment & Management Co., 7.875%, Series Y		93,000	2,313,375

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
Hovnanian Enterprises, 7.625%, Series A		110,000	$2,464,000
			7,686,025
SHOPPING CENTER	2.0%
COMMUNITY CENTER	1.5%
Cedar Shopping Centers, 8.875%, Series A		250,000	6,555,000
Developers Diversified Realty Corp., 7.50%, Series I		302,000	7,556,040
Saul Centers, 8.00%, Series A		67,500	1,771,875
			15,882,915
REGIONAL MALL	0.5%
CBL & Associates Properties, 7.75%, Series C		126,931	3,205,008
Mills Corp., 9.00%, Series C		43,300	998,065
Mills Corp., 8.75%, Series E		40,700	936,914
Taubman Centers, 8.00%, Series G		25,000	638,000
			5,777,987
TOTAL SHOPPING CENTER			21,660,902
TOTAL REAL ESTATE			144,747,937
UTILITIES	0.9%
ELECTRIC UTILITIES	0.4%
Entergy Corp., 7.625%		40,200	2,018,844
Entergy Arkansas, 6.45%		79,000	1,907,850
			3,926,694
GAS UTILITIES	0.5%
Southern Union Co., 7.55%, Series A		222,500	5,671,525
TOTAL UTILITIES			9,598,219
WIRELESS TELECOMMUNICATIONS SERVICES	0.3%
United States Cellular Corp., 7.50%		70,000	1,762,600
Telephone & Data Systems, 7.60%, Series A		53,800	1,327,246
			3,089,846
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$176,414,699)			178,266,178

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	3.7%
INTEGRATED TELECOMMUNICATIONS SERVICES	0.6%
Citizens Communications Co., 9.00%, due 8/15/31		$6,550,000	$6,664,625
MEDIA	2.1%
Cablevision Systems Corp., 8.00%, due 4/15/12		9,500,000	9,416,875
CSC Holdings, 7.875%, due 2/15/18		500,000	501,250
Liberty Media Corp., 8.25%, due 2/1/30		5,500,000	5,291,759
Rogers Cable, 8.75%, due 5/1/32		7,000,000	7,577,500
			22,787,384
MEDICAL—HOSPITALS	0.4%
Columbia/HCA, 7.75%, due 7/15/36		1,000,000	934,225
Columbia/HCA, 8.36%, due 4/15/24		3,000,000	3,017,394
			3,951,619
MULTI UTILITIES	0.2%
Dominion Resources, 7.50%, due 6/30/66		2,000,000	1,991,098
SPECIAL PURPOSE ENTITY	0.3%
Valor Telecom Enterprise, 7.75%, due 2/15/15		2,750,000	2,853,125
WIRELESS TELECOMMUNICATIONS SERVICES	0.1%
Rogers Wireless Communications, 7.50%, due 3/15/15, 144Aa		1,400,000	1,421,000
TOTAL CORPORATE BONDS (Identified cost—$40,098,313)			39,668,851

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Principal Amount	Value
COMMERCIAL PAPER	0.7%
New Center Asset Trust, 4.15%, due 7/3/06 (Identified cost—$7,025,380)		$7,027,000	$7,025,380
TOTAL INVESTMENTS (Identified cost—$1,378,056,158)	151.7%		1,619,173,040
OTHER ASSETS IN EXCESS OF LIABILITIES	1.4%		14,950,357
LIQUIDATION VALUE OF PREFERRED SHARES	(53.1)%		(567,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $24.63 per share based on 43,320,750 shares of capital stock outstanding)	100.0%		$1,067,123,397

Glossary of Portfolio Abbreviations
ADR	American Depositary Receipt

CBTCS	Corporate Backed Trust Certificates

FRN	Floating Rate Note

PINES	Public Income Notes

PPLUS	Preferred Plus Trust

REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.3% of net assets applicable to common shares.

b  Fair valued security. Aggregate holdings equal 0.6% of net assets applicable to common shares.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost-$1,369,117,761)	$1,608,796,136
Investments in affiliate (Identified cost-$8,938,397)	10,376,904
Unrealized appreciation on interest rate swap transactions	10,232,673
Dividends and interest receivable	7,135,921
Dividend receivable from affiliate	50,295
Receivable for investment securities sold	1,245,680
Other assets	126,909
Total Assets	1,637,964,518
LIABILITIES:
Payable for dividends declared on preferred shares	1,128,466
Payable for dividends declared on common shares	897,627
Payable to investment manager	863,960
Payable for investment securities purchased	747,414
Payable to administrator	67,679
Payable for directors' fees	4,923
Other liabilities	131,052
Total Liabilities	3,841,121
LIQUIDATION VALUE OF PREFERRED SHARES:
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series T7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series T28, ($25,000 liquidation value, $0.001 par value, 2,680 shares issued and outstanding)	67,000,000
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series TH7, ($25,000 liquidation value, $0.001 par value, 3,000 shares issued and outstanding)	75,000,000
Auction market preferred shares, Series TH28, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series F7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
567,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,067,123,397

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2006 (Unaudited)

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 43,320,750 shares issued and outstanding)	$814,892,902
Dividends in excess of net investment income	(4,030,802)
Accumulated undistributed net realized gain	4,899,679
Net unrealized appreciation	251,361,618
$1,067,123,397
NET ASSET VALUE PER COMMON SHARE:
($1,067,123,397 ÷ 43,320,750 shares outstanding)	$24.63
MARKET PRICE PER COMMON SHARE	$20.67
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(16.08)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividend income (net of $602,786 of foreign withholding tax)	$39,172,013
Dividend income from affiliate (net of $52,174 of foreign withholding tax)	295,651
Interest income	3,826,134
Total Income	43,293,798
Expenses:
Investment management fees	6,814,292
Preferred remarketing fee	702,924
Administration fees	539,801
Reports to shareholders	104,350
Professional fees	94,287
Custodian fees and expenses	89,006
Directors' fees and expenses	24,148
Transfer agent fees and expenses	9,810
Miscellaneous	83,586
Total Expenses	8,462,204
Reduction of Expenses	(1,603,363)
Net Expenses	6,858,841
Net Investment Income	36,434,957
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	4,359,958
Net realized loss on foreign currency transactions	(36,262)
Net realized gain on interest rate swap transactions	846,421
Net change in unrealized appreciation on investments	22,302,693
Net change in unrealized appreciation on foreign currency translations	42,810
Net change in unrealized appreciation on interest rate swap transactions	4,828,137
Net realized and unrealized gain on investments	32,343,757
Net Increase Resulting from Operations	68,778,714
Less Dividends to Preferred Shareholders from Net Investment Income	(12,981,377)
Net Increase in Net Assets from Operations Applicable to Common Shares	$55,797,337

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2006	For the Year Ended December 31, 2005
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$36,434,957	$61,619,239
Net realized gain	5,170,117	271,984
Net change in unrealized appreciation	27,173,640	73,802,060
Net increase resulting from operations	68,778,714	135,693,283
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(12,981,377)	(16,122,694)
Net realized gain on investments	—	(582,264)
Total dividends and distributions to preferred shareholders	(12,981,377)	(16,704,958)
Net increase in net assets from operations applicable to common shares	55,797,337	118,988,325
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(26,317,361)	(44,463,952)
Net realized gain on investments	—	(1,483,417)
Tax return of capital	—	(4,088,097)
Total dividends and distributions to common shareholders	(26,317,361)	(50,035,466)
Capital Stock Transactions:
Increase in net assets from preferred share offering cost adjustment	76,626	310,222
Decrease in net assets from underwriting commissions and offering expenses from issuance of preferred shares	—	(1,109,025)
Net increase (decrease) in net assets from capital stock transactions	76,626	(798,803)
Total increase in net assets applicable to common shares	29,556,602	68,154,056
Net Assets Applicable to Common Shares:
Beginning of period	1,037,566,795	969,412,739
End of period[a]	$1,067,123,397	$1,037,566,795

a  Includes dividends in excess of net investment income of $4,030,802 and $1,167,021, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended June 30, 2006	For the Year Ended December 31, 2005	For the Period March 30, 2004[a] through December 31, 2004
Net asset value per common share, beginning of period	$23.95	$22.38	$19.10
Income from investment operations:
Net investment income	0.84	1.42 [b]	0.85 [b]
Net realized and unrealized gain on investments	0.75	1.72	3.36
Total income from investment operations	1.59	3.14	4.21
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.30)	(0.37)	(0.12)
Net realized gain on investments	—	(0.02)	(0.00)[c]
Total dividends and distributions to preferred shareholders	(0.30)	(0.39)	(0.12)
Total from investment operations applicable to common shares	1.29	2.75	4.09
Less: Offering costs charged to paid-in capital—common shares
Offering costs charged to paid-in capital—preferred shares	—	—	(0.04)
Anti-dilutive effect of common share offering	—	(0.02)	(0.14)
Preferred share offering cost adjustment	0.00 [c]	—	0.05
Total offering and organization costs	0.00	(0.02)	(0.13)
Less dividends and distributions to common shareholders from:
Net investment income	(0.61)	(1.03)	(0.67)
Net realized gain on investments	—	(0.04)	(0.01)
Tax return of capital	—	(0.09)	(0.00)[c]
Total dividends and distributions to common shareholders	(0.61)	(1.16)	(0.68)
Net increase in net asset value	0.68	1.57	3.28
Net asset value, per common share, end of period	$24.63	$23.95	$22.38
Market value, per common share, end of period	$20.67	$20.16	$19.82
Net asset value total return[d]	5.87%[e]	13.16%	21.57%[e]
Market value return[d]	5.59%[e]	7.55%	2.82%[e]

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2006	For the Year Ended December 31, 2005	For the Period March 30, 2004[a] through December 31, 2004
Ratios/Supplemental Data:
Net assets applicable to common shares, end of period (in millions)	$1,067.1	$1,037.6	$969.4
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[g]	1.63%[f]	1.55%	1.51%[f]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[g]	1.32%[f]	1.26%	1.22%[f]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[g]	6.69%[f]	5.72%	5.33%[f]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[g]	7.00%[f]	6.02%	5.62%[f]
Ratio of expenses to average daily managed assets (before expense reduction)[g,h]	1.06%[f]	1.05%	1.06%[f]
Ratio of expenses to average daily managed assets (net of expense reduction)[g,h]	0.86%[f]	0.85%	0.86%[f]
Portfolio turnover rate	4%[e]	23%	14%[e]
Preferred Shares:
Liquidation value, end of period (in 000's)	$567,000	$567,000	$492,000
Total shares outstanding (in 000's)	23	23	20
Asset coverage per share	$72,051	$70,748	$74,259
Liquidation preference per share	$25,000	$25,000	$25,000
Average market value per share[i] .	$25,000	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Less than $.005 per share.

d  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

e  Not annualized.

f  Annualized.

g  Ratios do not reflect dividend payments to preferred shareholders.

h  Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Select Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund's investment objective is a high level of after-tax total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2006, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series T28 and Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the Board of Directors

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. During the six months ended June 30, 2006, the investment manager waived its fee at the annual rate of 0.20%.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2006, the fund paid the investment manager $408,281 in fees under this administration agreement. Additionally, the

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $5,094 from the fund for the six months ended June 30, 2006.

Investments in Affiliates: An affiliate company is a company in which the fund has ownership of at least 5% of the voting securities. Period end holdings with such companies during the six months ended June 30, 2006 were as follows:

Issuer	Shares Held	Value	Income
Duke Energy Income Fund	783,850	$8,250,683	$234,915
Duke Energy Income Fund, 144A	202,000	2,126,221	60,736
		$10,376,904	$295,651

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2006, totaled $100,643,050 and $70,272,776, respectively.

Note 4. Income Tax Information

As of June 30, 2006, the federal tax cost and net unrealized appreciation of investments were as follows:

Cost for federal income tax purposes	$1,378,056,158
Gross unrealized appreciation	$251,112,614
Gross unrealized depreciation	(9,995,732)
Net unrealized appreciation	$241,116,882

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2006 and the year ended December 31, 2005, the fund issued no shares of common stock for the reinvestment of dividends.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the six months ended June 30, 2006 and year ended December 31, 2005, adjustments of $76,626 and $310,222, respectively, were credited to common stock for differences between estimated and actual preferred offering costs.

On December 16, 2005, the fund issued 3,000 auction market preferred shares, Series TH7 (par value $0.001). Proceeds paid to the fund amounted to $73,890,975 after deduction of underwriting commissions and offering expenses of $1,109,025. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Investments in Interest Rate Swaps

Interest rate swaps outstanding at June 30, 2006 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation
Merrill Lynch Derivative Products AG	$40,000,000	3.823%	5.109%	June 1, 2008	$1,296,822
Merrill Lynch Derivative Products AG	$35,000,000	4.085%	5.335%	May 27, 2009	1,370,955
Merrill Lynch Derivative Products AG.	$40,000,000	3.995%	5.130%	July 7, 2009	1,747,655
Royal Bank of Canada	$35,000,000	3.890%	5.252%	May 19, 2008	1,026,933
Royal Bank of Canada	$30,000,000	4.078%	5.109%	June 1, 2009	1,165,598
UBS AG	$32,500,000	3.978%	5.252%	June 17, 2008	959,976
UBS AG	$25,000,000	4.550%	5.129%	April 4, 2010	864,568
UBS AG	$32,000,000	4.153%	5.323%	May 26, 2010	1,588,458
UBS AG	$20,000,000	5.224%	5.267%	Feb 20, 2010	211,708
					$10,232,673

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2006.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 during 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

COHEN & STEERS SELECT UTILITY FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2006, Cohen & Steers Select Utility Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2006. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To Elect Directors
George Grossman	40,526,345	812,390
Robert H. Steers	40,542,146	796,589
C. Edward Ward, Jr.	40,535,877	802,858

Preferred Shares

	Shares Voted For	Authority Withheld
George Grossman	18,566	172
Robert H. Steers	18,566	172
C. Edward Ward, Jr.	18,566	172

COHEN & STEERS SELECT UTILITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2006) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (03/30/04)	One Year	Since Inception (03/30/04)
5.78%	18.16%	2.20%	7.12%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the

COHEN & STEERS SELECT UTILITY FUND, INC.

fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS SELECT UTILITY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS SELECT UTILITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

William F. Scapell
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

John E. McLean
Assistant secretary

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: UTF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell

COHEN & STEERS

SELECT UTILITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2006

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT UTILITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer (principal executive officer)

By:	/s/ Jay J. Chen
	Name:	Jay J. Chen
	Title:	Treasurer (principal financial officer)

Date: August 28, 2006